Exhibit 10.29

                              CONSULTING AGREEMENT

This agreement ("Agreement") is made and entered into this 1st day of June, 2004
between   Cirilium   Holdings  Inc.   (the   "Company"),   and  EU-IR.com   (the
"Consultant").

Nature of Service:      Consultant  shall  provide  PR and IR  services  for the
                        Company  in  Europe.   Consultant  shall  introduce  the
                        Company to its database and keep the database informed about the progress of the Company.

Compensation:           Consultant  shall be  compensated at a rate of $6,000.00
                        per month, payable in advance on the 1st of each month, for the services rendered.

Term of the Agreement   This Agreement is active for 12 months.  Thereafter,  it
                        will automatically be renewed month by month, unless it is cancelled by either side by giving one month's advance notice.

Cirilium Holdings Inc.                                EU-IR.com


By: /s/ Gerald Parker                                 By: /s/ Herbert Strauss
-----------------------------                         --------------------
Name:  Gerald Parker                                  Name:  Herbert Strauss
Title: Chairman/Director                              Title: CEO